SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 21, 2000
                              --------------------
                Date of Report (Date of Earliest Event Reported)

                              BANKFIRST CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

         Tennessee                      001-14417                58-1790903
       -------------                 --------------            ---------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                                625 Market Street
                           Knoxville, Tennessee 37902
                           --------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (865) 595-1100
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                          -----------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

Disclosure of Risk Factors

      BankFirst Corporation (the "Company") is filing this Current Report on Form 8-K to describe various material risk factors that may affect the Company's business, financial condition and operations.

      Some of the information found in the Company's filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and its prospectuses or any prospectus supplements under the Securities Act of 1933, as amended (the "Securities Act"), may contain "forward-looking" statements. These include, among others, disclosures made regarding planned capital expenditures, the Company's financial position, business strategies and other plans and objectives for future operations; these are forward-looking statements. The Company cautions readers of its Exchange Act and Securities Act filings that all forward-looking statements are necessarily speculative and not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and to advise readers that various risks and uncertainties, including without limitation, regional and national economic conditions, changes in levels of market interest rates, credit risks of lending activities and competitive and regulatory factors, could affect financial performance and could cause actual results for future periods to differ materially from those anticipated or projected. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct.

      When considering any such forward-looking statements, readers should keep in mind the following risk factors. These risk factors could cause the Company's actual results to differ materially and adversely from those contained in or implied by any forward-looking statement.

      The following risk factors are not necessarily exhaustive, particularly as to possible future events, and new risk factors may emerge periodically. Many things can happen that can cause the Company's actual results to be very different than those described in its Securities Act and Exchange Act filings. Any statements made by the Company that are not historical facts should be considered to be forward-looking statements. The Company neither undertakes to update any of its forward-looking statements nor to publicly release the results if the Company revises any of them.

                                  RISK FACTORS

Economic Conditions; Geographic and Industry Concentration

      The Company's primary business segment is banking, which accounted for approximately 89% of gross revenues as of December 31, 1999, with the majority of remaining revenues being generated through the Company's BankFirst Trust Company ("BankFirst Trust") subsidiary and BankFirst's mortgage company subsidiary, Curtis Mortgage Company, Inc. Although the majority of the remaining discussion of this Form 8-K will concentrate on the Banks, the associated risk factors discussed throughout this document are applicable to all of the Company's operations and subsidiaries.

      The operations of the Company's bank subsidiaries, BankFirst ("BankFirst") and The First National Bank and Trust Company ("Athens") (collectively, the "Banks"), are located and concentrated primarily in Knox, Sevier, Blount, Loudon, Jefferson and McMinn Counties in East Tennessee. As a result of this geographic concentration, the Banks' results depend largely upon economic conditions in these areas. Deterioration in economic conditions could have a materially adverse impact on the quality of the Banks' loan portfolios and the demand for the Banks' products and services, and, accordingly, the Company's results of operations and financial condition.


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      The Company is also exposed to adverse changes in demand for tourist accommodations in Sevier County, Tennessee, which is immediately adjacent to the Great Smoky Mountain National Park. A significant percentage of BankFirst's commercial loans is represented by the hospitality industry referred to above, which comprises approximately $132 million, or 22.6% as of December 31, 1999, of the Company's total loan portfolio. A deterioration in the market for lodging, generally, or for lodging in Sevier County, specifically, could have a materially adverse impact on BankFirst's and the Company's results of operations and financial condition.

Competition

      The banking and financial services business in East Tennessee, generally, and in the market areas of the Banks, specifically, is highly competitive. The competitive environment is primarily a result of changes in regulation, changes in technology and product delivery systems and the accelerating pace of consolidation among financial service providers. The Banks compete for loans, deposits and customers and the delivery of other financial services with other commercial banks, savings and loan associations, securities and brokerage companies, mortgage companies, insurance companies, finance companies, money market funds, credit unions, and other non-bank financial service providers. Many of these competitors are much larger in total assets and capitalization, have greater access to capital markets and offer a broader array of financial services than the Banks. There can be no assurance that the Banks will be able to compete effectively and the results of operations of the Company could be adversely affected as circumstances affecting the nature or level of competition change.

Dependence on Key Personnel

      The Company's success depends substantially on certain members of its senior management and the senior management of the Banks, in particular, Fred R. Lawson, R. Stephen Hagood and C. David Allen at BankFirst; L. A. Walker, Jr. and John W. Perdue at Athens; and Michael L. Bevins at the Company's BankFirst Trust subsidiary. The Company's business and financial condition could be materially adversely affected by the retirement or other loss of the services of any of such individuals. The Company does not have employment contracts with, and does not carry key man insurance on the lives of, any of these officers.

Credit Quality Risks

      A significant source of risk for the Banks arises from the possibility that losses will be sustained because borrowers, guarantors and related parties fail to perform in accordance with the terms of their loans. The Banks have adopted underwriting and credit monitoring procedures and credit policies, including the establishment and review of the allowance for credit losses that management of each believes are appropriate to minimize this risk by assessing the likelihood of nonperformance, tracking loan performance and diversifying each Bank's credit portfolio. Such policies and procedures, however, may not prevent unexpected losses that could materially adversely affect the results of operations of the Banks and the Company.

      The Banks have emphasized commercial business and commercial real estate loans to small businesses in their market areas. The Banks attempt to collateralize all of their commercial loans with real estate or tangible commercial assets. Loans secured by commercial real estate properties generally involve a higher degree of risk than the single-family mortgages traditionally emphasized by banking institutions engaged in residential real estate lending. Because payments on loans secured by commercial real estate properties are often dependent on the successful operation or management of the properties, repayment of such loans may be subject to a greater extent than single-family residential loans to adverse conditions in the real estate market or the economy. The repayment of commercial loans is typically dependent on the successful operation and income stream of the borrower. Such loans can be significantly affected by economic conditions. For these reasons, commercial and commercial real estate lending generally requires substantially greater oversight efforts as compared to residential real estate lending. Commercial and commercial real estate loans may also involve relatively large loan balances to single borrowers or groups of related borrowers.


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Concentration of Voting Control

      As of February 29, 2000, James L. Clayton, Chairman of the Board of the Banks, had the power to vote 36.1% of the shares of the common stock, $2.50 par value per share, of the Company (the "Common Stock") on a fully diluted basis. In addition, Mr. Clayton's wife, relatives and affiliates at such date had the aggregated power to vote an additional 7.6% of the shares of the Common Stock on a fully diluted basis. Accordingly, Mr. Clayton has and will have the ability to significantly influence the management and policies of the Company, and public shareholders will have correspondingly lesser influence. Mr. Clayton will also be able to significantly influence the outcome of all matters requiring shareholder vote including the election of directors, adopting or amending provisions of the Company's Charter and approving certain mergers or other similar transactions.

Impact of Regulatory Environment on Operations

      The Company's subsidiaries are subject to extensive regulation, supervision and examination by the Tennessee Department of Financial Institutions ("TDFI"), in the case of BankFirst and BankFirst Trust, the Office of Comptroller of the Currency ("OCC") in the case of Athens, and the Federal Deposit Insurance Corporation ("FDIC") in the case of both Banks. The Company is regulated by the Federal Reserve Board. The regulatory restrictions require minimal capital ratios and limit the businesses in which the Company, the Banks and their subsidiaries may engage, as well as their operations within the permitted businesses. In addition to regulation by these government agencies, the business of the Banks and their subsidiaries is subject to extensive regulation, such as those applicable to various types of consumer lending, violations of which may result in significant penalties and damages. While the Company and its subsidiaries are currently operating profitably and are "well capitalized" for regulatory purposes, the Company has experienced capital deficiencies in the past and there can be no assurance that the Company's performance or the regulatory environment will not be materially adversely affected. Further, a change in applicable federal or state statutes, regulations or regulatory policies as to such governmental agencies may have a material adverse effect on the Company's business.

Potentially Adverse Impact of Interest Rates

      The results of operations of banking institutions generally and the Banks specifically are materially affected by general economic conditions, the monetary and fiscal policies of the federal government and the regulatory policies of governmental authorities and other factors that affect market rates of interest. The results of operations of banking institutions depend to a large extent on their level of "net interest income", which is the difference between interest income on interest-earning assets, such as loans and investments, and interest expense on interest-bearing liabilities, such as deposits and borrowings. Changes in interest rates can adversely affect the Banks' cost of funds without increasing returns on interest-earning assets, resulting in reduced net income or even losses. Although the Banks actively manage their exposure to interest rate changes, these changes are beyond their control and the Banks cannot fully insulate themselves from the effect of rate changes.

Volatility of Market Price of the Common Stock

      From time to time, there may be significant volatility in the market price of the Common Stock. Quarterly operating results of the Company, changes in earnings estimates by analysts, changes in general conditions in the economy or the financial markets, or other developments affecting the Company or its industry or competitors could cause the market price of the Common Stock to fluctuate substantially. In addition, recently the national stock markets have experienced extreme price and volume fluctuations. This volatility has had a significant effect on the market prices of securities issued by many companies for reasons unrelated to their operating performance. Therefore, the Company cannot predict the market price for the Common Stock.


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Risks Associated with Acquisitions

      The Company has experienced growth as a result of mergers and acquisitions of businesses or assets that complement or expand its existing business. The Company may engage in selected acquisitions or strategic mergers in the future, although the Company has no present agreements, arrangements or commitments with respect to any acquisition. As a result, business combination and acquisition discussions and in some cases, negotiations, may take place in the future, and transactions involving cash, debt or equity securities may be expected. Any future business combination or series of business combinations that the Company might undertake may be material, in terms of assets acquired or liabilities assumed, to the Company's financial condition. Recent business combinations in the banking industry have typically involved the payment of a premium over book and market values. This practice may result in dilution of book value and net income per share for the acquiring entity.

      Acquisitions involve a number of special risks, including the time associated with identifying and evaluating potential acquisitions; the Company's ability to finance the acquisition and associated costs; the diversion of management's attention to the integration of the assets, operations and personnel of the acquired businesses; the introduction of new products and services into the Company's business; possible adverse short-term effects on the Company's results of operations; possible amortization of goodwill associated with an acquisition; and the risk of loss of key employees of the acquired businesses. The Company may issue equity securities and other forms of common stock-based consideration in connection with future acquisitions, which could cause dilution to the Company's shareholders. With respect to any future acquisitions, there can be no assurance that the Company's integration efforts will be successful.

      SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BANKFIRST CORPORATION

March 21, 2000                       /s/ C. David Allen
                                     -------------------------------------------
                                         C. David Allen
                                     Chief Financial Officer and Secretary


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